EXECUTION VERSION

AMENDMENT NO. 2

Dated as of October 28, 2013

to the

REVOLVING CREDIT AGREEMENT

Dated as of March 21, 2011

Among

NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION,

THE BANKS PARTY HERETO,

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Initial Issuing Bank,

THE ROYAL BANK OF SCOTLAND PLC,
as Syndication Agent

and

THE BANK OF NOVA SCOTIA,
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
KEYBANK NATIONAL ASSOCIATION
and
MIZUHO BANK, LTD.,
as Co-Documentation Agents

AMENDMENT NO. 2

AMENDMENT NO. 2 dated as of October 28, 2013 (this “Amendment”) to the Revolving Credit Agreement dated as of March 21, 2011, among NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, the BANKS party thereto from time to time, JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Initial Issuing Bank, THE ROYAL BANK OF SCOTLAND PLC, as Syndication Agent, and THE BANK OF NOVA SCOTIA, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., KEYBANK NATIONAL ASSOCIATION and MIZUHO BANK, LTD., as Co-Documentation Agents (as amended by Amendment No. 1 dated as of March 28, 2013, the “Existing Credit Agreement” and, as amended by this Amendment, the “Extended Credit Agreement”).

W I T N E S S E T H :

WHEREAS, the Borrower has requested that certain Banks party to the Existing Credit Agreement, immediately prior to the effectiveness of this Amendment, (each such Bank, an “Existing Bank”) enter into this Amendment pursuant to which (i) the Existing Banks agree to extend the termination date of their Commitments to October 28, 2016 (the “Extended Commitment Termination Date”) and (ii) certain other provisions of the Existing Credit Agreement will be amended;

WHEREAS, each financial institution identified on Schedule 1 hereto as an “Extending Bank” (each, an “Extending Bank”) has agreed, on the terms and conditions set forth herein, to provide Commitments terminating on the Extended Commitment Termination Date in the amounts set forth on Schedule 1 hereto opposite such Extending Bank’s name under the heading “Commitment” (the “Extended Commitments”); and

WHEREAS, on the Second Amendment Effective Date (as defined in Section 7 below), the existing Commitment of each Extending Bank will be converted into an Extended Commitment;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms; References.  Unless otherwise specifically defined herein, each term used herein that is defined in the Existing Credit Agreement or in the Extended Credit Agreement, as the context shall require, has the meaning assigned to such term in the Existing Credit Agreement or in the Extended Credit Agreement, as applicable.  Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Amendment” and each other similar reference contained in the Existing Credit

Agreement shall, on and after the Second Amendment Effective Date, refer to the Extended Credit Agreement.

Section 2. Amended Terms and Second Amendment Effective Date Transactions.

(a) Each of the parties hereto agrees that, effective on the Second Amendment Effective Date, the Existing Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example:  double-underlined text) as set forth in the amended pages of the Existing Credit Agreement attached hereto as Exhibit A and the Banks party hereto authorize the Administrative Agent and the Borrower to prepare a conformed copy of the Extended Credit Agreement that includes the changes contained in, and consistent with, the amended pages attached as Exhibit A.

(b) On the Second Amendment Effective Date, the Commitment of each Existing Bank that is an Extending Bank will be converted into an Extended Commitment under the Extended Credit Agreement, so that the aggregate Commitment of such Extending Bank under the Extended Credit Agreement shall equal such Extending Bank’s Extended Commitments.

Section 3. Representations of Borrower.  The Borrower represents and warrants, as of the date hereof, that:

(a) the Borrower has the corporate power and authority to execute, deliver and perform its obligations under this Amendment and under the Extended Credit Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment and the Extended Credit Agreement.  The Borrower has duly executed and delivered this Amendment, and this Amendment and the Extended Credit Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought by proceeding in equity or at law);

(b) no material authorization, consent, approval or license of, or declaration, filing or registration with or exemption by, any Governmental Authority, body or agency is required in connection with the execution, delivery and performance by the Borrower of this Amendment. The Banks acknowledge that the Borrower may file this Amendment with the Securities and Exchange Commission after the Second Amendment Effective Date;

(c) the execution, delivery and performance by the Borrower of this Amendment and the Extended Credit Agreement, the borrowings contemplated hereunder and the use of the proceeds thereof will not (i) contravene any material provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority to which the Borrower is subject, (ii) require any consent under, or violate or result in any breach of any of the material terms, covenants, conditions or provisions of, or constitute a material default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under, or result in the creation or imposition of (or the obligation to

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create or impose) any Lien upon any of the property or assets of the Borrower pursuant to the terms of the Extended Credit Agreement or any material indenture, mortgage, deed of trust, agreement or instrument, in each case to which the Borrower is a party or by which it or any its property or assets is bound or to which it may be subject, or (iii) violate any provision of the articles of incorporation or by-laws, as applicable, of the Borrower.

Section 4. GOVERNING LAW.  (a) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES, TO THE FULLEST EXTENT PERMITTED BY LAW, THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY HERETO OR ANY BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AGAINST ANY OTHER PARTY HERETO OR ANY BANK OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) EACH PARTY TO THIS AMENDMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.01 OF THE EXTENDED CREDIT AGREEMENT.  NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AMENDMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

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Section 5. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 6. Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 7. Effectiveness. This Amendment shall become effective on the date (the “Second Amendment Effective Date”) on which the Administrative Agent shall have received the following documents or other items, each dated the Second Amendment Effective Date unless otherwise indicated:

(a) receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party), including receipt of consent from (i) each Extending Bank and (ii) the Required Banks under the Existing Credit Agreement;

(b) receipt by the Administrative Agent of an opinion of the General Counsel of the Borrower, substantially in the form of Exhibit F to the Existing Credit Agreement, provided that an enforceability opinion under New York law, that is reasonably acceptable to the Administrative Agent, shall be furnished by the Borrower’s New York counsel, Fulbright & Jaworski LLP, subject to customary assumptions, qualifications and limitations;

(c) receipt by the Administrative Agent of a certificate signed by any one of the Chief Financial Officer, the Chief Executive Officer, the Treasurer, an Assistant Secretary-Treasurer, the Controller or the Vice President, Capital Markets Funding of the Borrower to the effect that the conditions set forth in clauses (c) through (g), inclusive, of Section 3.03 of the Extended Credit Agreement have been satisfied as of the Second Amendment Effective Date and, in the case of clauses (c), (e) and (g), setting forth in reasonable detail the calculations required to establish such compliance;

(d) receipt by the Administrative Agent of a certificate of an officer of the Borrower acceptable to the Administrative Agent stating that all consents, authorizations, notices and filings required or advisable in connection with this Amendment are in full force and effect, and the Administrative Agent shall have received evidence thereof reasonably satisfactory to it;

(e) receipt by the Administrative Agent and the Syndication Agent (or their respective permitted assigns) and by each Bank Party of all fees required to be paid in the respective amounts heretofore mutually agreed in writing, and all expenses required to be reimbursed pursuant to the terms of the Existing Credit Agreement and for which invoices have been presented, at least one (1) business day prior to the Second Amendment Effective Date;

(f) receipt by the Administrative Agent and the Banks of all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-

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money laundering rules and regulations, including, without limitation, the USA PATRIOT Act (Title III of Pub. L. 107-56; and

(g) receipt by the Administrative Agent of all documents the Administrative Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Amendment all in form and substance reasonably satisfactory to the Administrative Agent.

The Administrative Agent shall promptly notify the Borrower and the Bank Parties of the Second Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

By:	/s/ J. ANDREW DON
	Name: Title:	J. Andrew Don Senior Vice President and Chief Financial Officer

Signature Page to Amendment No. 2 - 2015

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Initial Issuing Bank

By:	/s/ JUAN JAVELLANA
	Name: Title:	Juan Javellana Executive Director

Signature Page to Amendment No. 2 - 2015

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF MARCH 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, THE ROYAL BANK OF SCOTLAND PLC AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

JPMORGAN CHASE BANK, N.A.

By:	/s/ JUAN JAVELLANA
	Name: Title:	Juan Javellana Executive Director

Signature Page to Amendment No. 2 - 2015

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF MARCH 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, THE ROYAL BANK OF SCOTLAND PLC AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ EMILY FREEDMAN
	Name: Title:	Emily Freedman Vice President

Signature Page to Amendment No. 2 - 2015

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF MARCH 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, THE ROYAL BANK OF SCOTLAND PLC AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

The Bank of Nova Scotia

By:	/s/ THANE RATTEW
	Name: Title:	Thane Rattew Managing Director

Signature Page to Amendment No. 2 - 2015

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF MARCH 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, THE ROYAL BANK OF SCOTLAND PLC AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

THE BANK OF TOKYO-MITSUBUSHI UFJ, LTD.

By:	/s/ ROBERT J. MACFARLANE
	Name: Title:	Robert J. MacFarlane Vice President

Signature Page to Amendment No. 2 - 2015

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF MARCH 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, THE ROYAL BANK OF SCOTLAND PLC AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

KEYBANK NATIONAL ASSOCIATION

By:	/s/ SHERRIE I. MANSON
	Name: Title:	Sherrie I. Manson Senior Vice President

Signature Page to Amendment No. 2 - 2015

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF MARCH 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, THE ROYAL BANK OF SCOTLAND PLC AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

Royal Bank of Canada

By:	/s/ RAHUL SHAH
	Name: Title:	Rahul Shah Authorized Signatory

Signature Page to Amendment No. 2 - 2015

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF MARCH 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, THE ROYAL BANK OF SCOTLAND PLC AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

Mizuho Bank, Ltd.

By:	/s/ RAYMOND VENTURA
	Name: Title:	Raymond Ventura Deputy General Manager

Signature Page to Amendment No. 2 - 2015

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF MARCH 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, THE ROYAL BANK OF SCOTLAND PLC AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

U.S. Bank National Association

By:	/s/ ERIC J. COSGROVE
	Name: Title:	Eric J. Cosgrove Vice President

Signature Page to Amendment No. 2 - 2015

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF MARCH 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, THE ROYAL BANK OF SCOTLAND PLC AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

SunTrust Bank

By:	/s/ ANDREW JOHNSON
	Name: Title:	Andrew Johnson Director

Signature Page to Amendment No. 2 - 2015

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF MARCH 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, THE ROYAL BANK OF SCOTLAND PLC AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

PNC Bank, N.A.

By:	/s/ D. JERMAINE JOHNSON
	Name: Title:	D. Jermaine Johnson Senior Vice President

Signature Page to Amendment No. 2 - 2015

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF MARCH 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, THE ROYAL BANK OF SCOTLAND PLC AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

Bank of Communications Co., Ltd., New York Branch

By:	/s/ SHELLY HE
	Name: Title:	Shelly He Deputy General Manager

Signature Page to Amendment No. 2 - 2015

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF MARCH 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, THE ROYAL BANK OF SCOTLAND PLC AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

The Korea Development Bank, New York Branch

By:	/s/ JAE IK KIM
	Name: Title:	Jae Ik Kim General Manager

Signature Page to Amendment No. 2 - 2015

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF MARCH 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, THE ROYAL BANK OF SCOTLAND PLC AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

APPLE BANK FOR SAVINGS

By:	/s/ JONATHAN BYRON
	Name: Title:	Jonathan Byron Senior Vice President

Signature Page to Amendment No. 2 - 2015

SCHEDULE 1

EXTENDED COMMITMENTS

Extending Banks	Commitment
JPMorgan Chase Bank, N.A.	$121,000,000.00
The Royal Bank of Scotland PLC	$121,000,000.00
The Bank of Nova Scotia	$119,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$100,000,000.00
KeyBank National Association	$100,000,000.00
The Royal Bank of Canada	$50,000,000.00
Mizuho Bank, Ltd.	$100,000,000.00
U.S. Bank N.A.	$75,000,000.00
SunTrust Bank	$90,000,000.00
PNC Bank, National Association	$90,000,000.00
Bank of Communications Co., Ltd., New York Branch	$20,000,000.00
The Korea Development Bank, New York Branch	$10,000,000.00
Apple Bank for Savings	$10,000,000.00

Total:	$1,006,000,000.00

EXHIBIT 1

79580.000005 EMF_US 47487956v6

NOT A LEGAL DOCUMENT
COMPOSITE COPY
REFLECTING AMENDMENT NO. 1
DATED AS OF MARCH 28, 2013
AND AMENDMENT NO. 2
DATED AS OF OCTOBER 28, 2013
REVOLVING CREDIT AGREEMENT

dated as of

March 21, 2011

among

NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION,

THE BANKS LISTED HEREIN,

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Initial Issuing Bank,

THE ROYAL BANK OF SCOTLAND PLC,
as Syndication Agent,

and

THE BANK OF NOVA SCOTIA,

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
KEYBANK NATIONAL ASSOCIATION,

and

MIZUHO ~~CORPORATE~~ BANK, LTD.

as Co-Documentation Agents

J.P. MORGAN SECURITIES LLC,

RBS SECURITIES INC.,
and

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TABLE OF CONTENTS
		Page

Article 1
Definitions

Section 1.01.	Definitions	1
Section 1.02.	Accounting Terms and Determinations	22
Section 1.03.	Types of Borrowings	22
Section 1.04.	Letter of Credit	22

Article 2
The Credits

Section 2.01.	Commitments to Lend and Issue Letters of Credit	~~22~~23
Section 2.02.	Notice of Committed Borrowings	25
Section 2.03.	Money Market Borrowings	~~25~~26
Section 2.04.	Notice to Banks; Funding of Loans	29
Section 2.05.	Notes	~~30~~31
Section 2.06.	Maturity of Loans	31
Section 2.07.	Interest Rates	31
Section 2.08.	Method of Electing Interest Rates	~~33~~34
Section 2.09.	Fees	35
Section 2.10.	Optional Termination or Reduction of Commitments	~~36~~37
Section 2.11.	Mandatory Termination of Commitments	37
Section 2.12.	Optional Prepayments	37
Section 2.13.	General Provisions as to Payments	37
Section 2.14.	Funding Losses	38
Section 2.15.	Computation of Interest and Fees	~~38~~39
Section 2.16.	Taxes	~~38~~39
Section 2.17.	Increase of Commitments	~~42~~43
Section 2.18.	Replacement of Banks	44
Section 2.19.	Defaulting Banks	~~45~~46
Section 2.20.	Issuance of Letters of Credit; Drawings and Reimbursements; Auto-Extension Letters of Credit; Funding of Participations.	48

Article 3
Conditions

Section 3.01.	Effectiveness	58
Section 3.02.	Prior Credit Agreement	59
Section 3.03.	Borrowings and L/C Credit Extensions	59

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i

Article 4
Representations and Warranties

Section 4.01.	Corporate Existence, Power and Authority	~~60~~61
Section 4.02.	Financial Statements	61
Section 4.03.	Litigation	62
Section 4.04.	Governmental Authorizations	~~62~~63
Section 4.05.	Members’ Subordinated Certificates	~~62~~63
Section 4.06.	No Violation of Agreements	63
Section 4.07.	No Event of Default under the Indentures	63
Section 4.08.	Compliance with ERISA	~~63~~64
Section 4.09.	Compliance with Other Laws	64
Section 4.10.	Tax Status	64
Section 4.11.	Investment Company Act	64
Section 4.12.	Disclosure	64
Section 4.13.	Subsidiaries	~~64~~65
Section 4.14.	Environmental Matters	~~64~~65

Article 5
Covenants

Section 5.01.	Corporate Existence	65
Section 5.02.	Disposition of Assets, Merger, Character of Business, etc	~~65~~66
Section 5.03.	Financial Information	66
Section 5.04.	Default Certificates	67
Section 5.05.	Notice of Litigation and Defaults	68
Section 5.06.	ERISA	68
Section 5.07.	Payment of Charges	~~68~~69
Section 5.08.	Inspection of Books and Assets	69
Section 5.09.	Indebtedness	69
Section 5.10.	Liens	70
Section 5.11.	Maintenance of Insurance	71
Section 5.12.	Subsidiaries and Joint Ventures	71
Section 5.13.	Minimum TIER	72
Section 5.14.	Retirement of Patronage Capital	72
Section 5.15.	Use of Proceeds	72

Article 6
Defaults

Section 6.01.	Events of Default	~~72~~73
Section 6.02.	Actions In Respect Of Letters Of Credit Upon Default	75
Section 6.03.	Notice of Default	~~75~~76

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ii

Article 7
The Administrative Agent

Section 7.01.	Appointment and Authorization	~~75~~76
Section 7.02.	Administrative Agent and Affiliates	~~75~~76
Section 7.03.	Action by Administrative Agent	~~75~~76
Section 7.04.	Consultation with Experts	76
Section 7.05.	Liability of Administrative Agent	76
Section 7.06.	Indemnification	~~76~~77
Section 7.07.	Credit Decision	77
Section 7.08.	Successor Administrative Agent	~~77~~78
Section 7.09.	Co-Documentation Agents and Syndication Agent Not Liable	78

Article 8
Change in Circumstances

Section 8.01.	Basis for Determining Interest Rate Inadequate or Unfair	78
Section 8.02.	Illegality	~~78~~79
Section 8.03.	Increased Cost and Reduced Return	~~79~~80
Section 8.04.	Base Rate Loans Substituted for Affected Euro-Dollar Loans	~~81~~82

Article 9
Miscellaneous

Section 9.01.	Notices	82
Section 9.02.	No Waivers	~~83~~84
Section 9.03.	Expenses; Documentary Taxes; Indemnification	~~83~~84
Section 9.04.	Sharing of Set-offs	~~84~~85
Section 9.05.	Amendments and Waivers	~~84~~85
Section 9.06.	Successors and Assigns	86
Section 9.07.	Collateral	~~88~~89
Section 9.08.	Governing Law	~~88~~89
Section 9.09.	Counterparts; Integration	89
Section 9.10.	Several Obligations	89
Section 9.11.	Severability	~~89~~90
Section 9.12.	Confidentiality	~~89~~90
Section 9.13.	WAIVER OF JURY TRIAL	90
Section 9.14.	USA Patriot Act	90
Section 9.15.	ICC Transactions	~~90~~91

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iii

REVOLVING CREDIT AGREEMENT
REVOLVING CREDIT AGREEMENT dated as of March 21, 2011, among NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, as Borrower, the BANKS listed on the signature pages hereof, JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Initial Issuing Bank for the Letters of Credit issued or to be issued pursuant to this Agreement, THE ROYAL BANK OF SCOTLAND PLC, as Syndication Agent, and THE BANK OF NOVA SCOTIA, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., KEYBANK NATIONAL ASSOCIATION and MIZUHO ~~CORPORATE~~ BANK, LTD., as Co-Documentation Agents.

The parties hereto agree as follows:
ARTICLE 1
Definitions

Section 1.01. Definitions. The following terms, as used herein, have the following meanings:
“1994 Indenture” means the Indenture dated as of February 15, 1994 and as amended as of September 16, 1994 between the Borrower and U.S. Bank National Association, as trustee, as amended and supplemented from time to time, providing for the issuance in series of certain collateral trust bonds of the Borrower.

“2007 Indenture” means the Indenture dated as of October 25, 2007 between the Borrower and U.S. Bank National Association, as trustee, as amended and supplemented from time to time, providing for the issuance in series of certain collateral trust bonds of the Borrower.

“2013 Amendment” means that certain Amendment No. 1 to this Agreement dated as of March 28, 2013, among the Borrower and the Banks party thereto.

“2013 Fee Letter” means that certain Fee Letter dated February 21, 2013 among the Borrower, the Administrative Agent and the Syndication Agent.

“2014 Bank” means at any time, any Bank that has a 2014 Commitment or 2014 Credit Exposure at such time.

“2014 Commitment Termination Date” means March 21, 2014 or, if such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day.

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“2014 Commitment” means (i) with respect to each 2014 Bank, the amount set forth opposite the name of such Bank on the Commitment Schedule hereto and (ii) with respect to any Assignee that becomes a Bank pursuant to Section 9.06(c) with respect to a 2014 Commitment, the amount of the transferor 2014 Bank’s Commitment assigned to it pursuant to Section 9.06(c), in each case as such amount may from time to time be reduced pursuant to Sections 2.10 and 2.11; provided that, if the context so requires, the term “Commitment” means the obligation of a 2014 Bank to make loans pursuant to Section 2.01(a) and purchase participations in L/C Obligations up to, in the aggregate, such amount to the Borrower hereunder.

“2014 Conversion” has the meaning set forth in Section 2.21.

“2014 Conversion Offer” has the meaning set forth in Section 2.21.

“2014 Credit Exposure” means with respect to any 2014 Bank at any time, (i) the aggregate principal amount of the 2014 Loans outstanding and (ii) the Outstanding Amount of all L/C Obligations (with the aggregate amount of each 2014 Bank’s participation in L/C Obligations deemed “held” by such 2014 Bank for purposes of this definition).

“2014 Facility” means at any time, the aggregate amount of the 2014 Commitments at such time and the 2014 Credit Exposure in respect thereof.

“2014 Loan” means a Loan made by a 2014 Bank.

“~~2015~~2016 Bank” means at any time, any Bank that has a ~~2015~~2016 Commitment or ~~2015~~2016 Credit Exposure at such time, including any Bank that consummates a 2014 Conversion.

“~~2015~~2016 Commitment Termination Date” means October ~~21~~28, ~~2015~~2016 or, if such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day.

“~~2015~~2016 Commitment” means (i) with respect to each ~~2015~~ Bank, the amount, if any, set forth opposite the name of such Bank on the Commitment Schedule hereto under the caption “2016 Commitment”, (ii) with respect to any Assignee that becomes a Bank pursuant to Section 9.06(c), the amount of the transferor ~~2015~~ Bank’s Commitment assigned to it pursuant to Section 9.06(c), in each case as such amount may from time to time be reduced pursuant to Sections 2.10 and 2.11 and (iii) with respect to any 2014 Bank that consummates a 2014 Conversion, its 2014 Commitment; provided that, if the context so requires, the term “Commitment” means the obligation of a ~~2015~~ Bank to make loans pursuant to Section 2.01(a) and purchase participations in L/C Obligations up to, in the aggregate, such amount to the Borrower hereunder.

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“~~2015~~2016 Credit Exposure” means with respect to any ~~2015~~ Bank (including, for the avoidance of doubt, any 2014 Bank that consummates a 2014 Conversion) at any time, (i) the aggregate principal amount of the ~~2015~~2016 Loans outstanding and (ii) the Outstanding Amount of all L/C Obligations (with the aggregate amount of ~~each 2015~~such Bank’s participation in L/C Obligations deemed “held” by such ~~2015~~ Bank for purposes of this definition).

“~~2015~~2016 Facility” means at any time, the aggregate amount of ~~2015~~2016 Commitment at such time and the ~~2015~~2016 Credit Exposure in respect thereof.

“~~2015~~2016 Loan” means a Loan made by a ~~2015~~2016 Bank.

“Absolute Rate Auction” means a solicitation of Money Market Quotes setting forth Money Market Absolute Rates pursuant to Section 2.03.

“Adjusted London Interbank Offered Rate” has the meaning set forth in Section 2.07(b).

“Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Banks hereunder, and its successors in such capacity.

“Administrative Questionnaire” means, with respect to each Bank, the administrative questionnaire in the form submitted to such Bank by the Administrative Agent and submitted to the Administrative Agent (with a copy to the Borrower) duly completed by such Bank.

“Agreement” means this Revolving Credit Agreement, as the same may be amended from time to time.

“Amendment Effective Date” means the “Amendment Effective Date” as such term is defined in the 2013 Amendment.

“Applicable Law” means, with respect to any Person, any and all laws, statutes, regulations, rules, orders, injunctions, decrees, judgments, writs determinations or awards having the force or effect of binding such Person at law and issued by any Governmental Authority, applicable to such Person, including all Environmental Laws.

“Applicable Lending Office” means, with respect to any Bank, (i) in the case of its Base Rate Loans, its Domestic Lending Office, (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office and (iii) in the case of its Money Market Loans, its Money Market Lending Office.

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“ASC 815” means Accounting Standards Codification No. 815 Derivatives and Hedging, as amended from time to time (or any successor provision thereto).

“ASC 830” means Accounting Standards Codification No. 830 Foreign Currency Matters, as amended from time to time (or any successor provision thereto).

“Assignee” has the meaning set forth in Section 9.06(c).

“Auto-Extension Letter of Credit” has the meaning specified in Section 2.20(a)(iii).

“Back-Up Letter of Credit” has the meaning set forth in Section 2.01(b).

“Bank” means any 2014 Bank or any ~~2015~~2016 Bank.

“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

“Bank Parties” mean the Banks and the Issuing Banks.

“Base Rate” means, for any day, a rate per annum equal to the highest of (i) the Prime Rate for such day, (ii) the Federal Funds Rate for such day plus 0.50% and (iii) the Adjusted London Interbank Offered Rate for a one month Interest Period on such day (or if such day is not a Euro-Dollar Domestic Business Day, the immediately preceding Euro-Dollar Business Day) plus 1.00%.

“Base Rate Loan” means a Committed Loan that bears interest at the Base Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or the last sentence of Section 2.08(a) or Article 8.

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“Base Rate Margin” has the meaning set forth in the Pricing Schedule hereto in respect of the 2014 Facility or the ~~2015~~2016 Facility as applicable.

“Bonds” means any bonds issued pursuant to any of the Indentures, as the context may require.

“Borrower” means the National Rural Utilities Cooperative Finance Corporation, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, and its successors.

“Borrowing” has the meaning set forth in Section 1.03.

“Cash Collateral Account” means a deposit account or a non-interest bearing securities account (as contemplated by Section 2.20(e)) opened, or to be opened, by the Administrative Agent and in which a Lien has been granted to the Administrative Agent for the benefit of each Bank and each Issuing Bank pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and each Issuing Bank (which documents are hereby consented to by the Banks) to the extent that any Letter of Credit is required to be Cash Collateralized in accordance with this Agreement.

“Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of each Issuing Bank and each Bank, as collateral for the L/C Obligations, cash or deposit account balances, and “Cash Collateral” shall refer to such cash or deposit account balances.

“Central Banking Authority” means any central bank, reserve bank or monetary authority that is principally engaged in the regulation of the currency, money supply or commercial banking system of any given sovereign state or states.

“Change in Law” means (a) the adoption of any law, rule, regulation or treaty after the date of this Agreement, (b) any change in any law, rule, regulation or treaty or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Bank Party (or, for purposes of Section 8.03(b), by its Applicable Lending Office or by such Bank Party’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided however, that notwithstanding anything therein to the contrary, (i) any requirements imposed under the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines or directives thereunder or enacted, adopted or issued in connection therewith and (ii) any requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) or the United States financial regulatory authorities, in each case pursuant to Basel

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III, shall be deemed to be a “Change in Law”, regardless of the date adopted, issued, promulgated or implemented, but only if any such requirements are generally applicable to (and for which reimbursement is generally being sought by the Banks in respect of) credit transactions similar to this transaction from borrowers similarly situated to the Borrower.

“Class” means (a) when used with respect to Banks, refers to whether such Banks are 2014 Banks or ~~2015~~2016 Banks, (b) when used with respect to Commitments, refers to whether such Commitments are 2014 Commitments or ~~2015~~2016 Commitments and (c) when used with respect to Loans or a borrowing, refers to whether such Loans, or the Loans comprising such borrowing, are 2014 Loans or ~~2015~~2016 Loans.

“Code” means the Internal Revenue Code of 1986, as amended.

“Co-Documentation Agents” means The Bank of Nova Scotia, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Keybank National Association and Mizuho ~~Corporate~~ Bank, Ltd. in their respective capacity as documentation agent hereunder, and their respective successors in such capacity.

“Co-Lead Arrangers” means J.P. Morgan Securities LLC, RBS Securities Inc. and The Bank of Nova Scotia.

“Commitment” means (i) with respect to each 2014 Bank, such Bank’s 2014 Commitment and (ii) with respect to each ~~2015~~2016 Bank, such Bank’s ~~2015~~2016 Commitment.

“Commitment Termination Date” means (i) with respect to 2014 Loans or 2014 Commitments, the 2014 Commitment Termination Date and (ii) with respect to ~~2015~~2016 Loans or ~~2015~~2016 Commitments, the ~~2015~~2016 Commitment Termination Date.

“Committed Borrowing” means a Borrowing under Section 2.01(a).

“Committed Loan” means a Revolving Loan; provided that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term “Committed Loan” shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

“Consolidated Entity” means at any date any Subsidiary, and any other entity the accounts of which would be combined or consolidated with those of the Borrower in its combined or consolidated financial statements if such statements were prepared as of such date.

“Credit Documentation” has the meaning set forth in Section 9.15.

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“Credit Exposure” means (i) with respect to each 2014 Bank, such Bank’s 2014 Credit Exposure and (ii) with respect to each ~~2015~~2016 Bank, such Bank’s ~~2015~~2016 Credit Exposure.

“Default” means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both (as specified in Section 6.01) would, unless cured or waived, become an Event of Default.

“Defaulting Bank” means any Bank that (a) has failed, within two Domestic Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or (iii) pay over to the Administrative Agent or any Bank Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Bank notifies the Administrative Agent and the Borrower, in writing that such failure is the result of such Bank’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower, the Administrative Agent or any Bank Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Bank’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Domestic Business Days after request by the Administrative Agent (the Administrative Agent hereby agreeing to make any such written request upon a request from the Borrower) or any Bank Party, acting in good faith, to provide a certification in writing from an authorized officer of such Bank (with a copy of such certification to be provided to the Borrower) that it will comply with its obligations to fund prospective Loans and participations in then outstanding Letters of Credit under this Agreement, provided that such Bank shall cease to be a Defaulting Bank pursuant to this clause (c) upon such Bank Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has, or has a Parent, that has become the subject of a Bankruptcy Event.

“Derivative Cash Settlements” means, for any period, the line item “derivative cash settlements” as it appears on the statement of operations of the Borrower and its Consolidated Entities for such period delivered to the Banks pursuant to Section 5.03(b), calculated in accordance with generally accepted accounting principles as in effect from time to time.

“Derivatives Obligations” of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction,

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“Euro-Dollar Lending Office” means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Administrative Agent.

“Euro-Dollar Loan” means a Committed Loan that bears interest at a Euro-Dollar Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election.

“Euro-Dollar Margin” means a rate per annum determined in accordance with the Pricing Schedule in respect of the 2014 Facility or the ~~2015~~2016 Facility, as applicable.

“Euro-Dollar Rate” means, for any day, a rate per annum determined in accordance with Section 2.07(b).

“Euro-Dollar Reference Banks” means the principal London offices of JPMorgan Chase Bank, N.A., The Royal Bank of Scotland PLC and The Bank of Nova Scotia.

“Euro-Dollar Reserve Percentage” has the meaning set forth in Section 2.07(b).

“Event of Default” has the meaning set forth in Section 6.01.

“Excluded Taxes” means, with respect to any payment made by the Borrower under this Agreement or the Notes, any of the following Taxes imposed on or with respect to a Recipient:
(a) income or franchise Taxes imposed on (or measured by) net income by the United States of America, or by the jurisdiction under the laws of which such Recipient is organized or in which its principal office is located or, in the case of any Bank Party, in which its applicable lending office is located, (b) any branch profits Taxes imposed by the United States of America or any similar Taxes imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Non U.S. Bank Party (other than an assignee pursuant to a request by the Borrower under Section 2.19(b)), any U.S. Federal withholding Taxes resulting from any law in effect (including FATCA) on the date such Non U.S. Bank Party becomes a party to this Agreement (or designates a new lending office) or is attributable to such Non U.S. Bank Party’s failure to comply with Section 2.16(f), except to the extent that such Non U.S. Bank Party (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding Taxes pursuant to Section 2.17(a).

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“Facility Fee Rate” means a rate per annum determined in accordance with the Pricing Schedule in respect of the 2014 Facility or the ~~2015~~2016 Facility, as applicable.

“Existing Credit Agreement” has the meaning assigned to such term in the Second 2013 Amendment.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement and any regulations or official interpretations thereof.

“Federal Funds Rate” means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day; provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to JPMorgan Chase Bank, N.A. on such day on such transactions as determined by the Administrative Agent.

“Fixed Rate Borrowing” means either a Euro-Dollar Borrowing or a Money Market LIBOR Borrowing.

“Fixed Rate Loans” means Euro-Dollar Loans or Money Market Loans (excluding Money Market LIBOR Loans bearing interest at the Base Rate pursuant to Section 8.01) or any combination of the foregoing.

“Foreclosed Asset” has the meaning set forth in Section 5.12.

“Fronting Fee” has the meaning specified in Section 2.09(d).

“Governmental Authority” means any national, state, county, city, town, village, municipal or other government department, commission, board, bureau, agency, authority or instrumentality of a country or any political subdivision thereof, exercising executive, legislative, judicial, regulatory or administrative powers or functions of or pertaining to government.

“Group of Loans” means, at any time, a group of Loans consisting of (i) all Committed Loans which are Base Rate Loans at such time or (ii) all Euro-Dollar Loans having the same Interest Period at such time; provided that if a Committed Loan of any particular Bank is converted to or made as a Base Rate Loan pursuant to Article 8, such Loan shall be included in the same Group

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“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof, the extension of the expiry date thereof or the increase of the amount thereof.

“L/C Obligations” means, as at any date of determination, the aggregate undrawn amount of all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit to be issued hereunder by any Issuing Bank in the form from time to time in use by such Issuing Bank.

“Letter of Credit Expiration Date” means the day that is five Domestic Business Days prior to the 2014 Commitment Termination Date provided that a face value amount of Letters of Credit not in excess of the Letter of Credit Sublimit (or if less than the Letter of Credit Sublimit, the ~~2015~~2016 Commitments at such time) may remain outstanding so long as such Letters of Credit expire no later than five Domestic Business Days prior to the ~~2015~~2016 Commitment Termination Date.

“Letter of Credit Fee” has the meaning specified in Section 2.09(c). For the avoidance of doubt, the Letter of Credit Fee (i) for 2014 Banks shall be determined with reference to the Euro-Dollar Margin for the 2014 Facility, as specified in the Pricing Schedule and (ii) for the ~~2015~~2016 Banks shall be determined with reference to the Euro-Dollar Margin for the ~~2015~~2016 Facility as specified in the Pricing Schedule.

“Letter of Credit Sublimit” means $100,000,000. The Letter of Credit Sublimit is part of , and not in addition to, the aggregate Commitments.

“Letters of Credit” means letters of credit issued by any Issuing Bank pursuant to Section 2.01(b).

“LIBOR Auction” means a solicitation of Money Market Quotes setting forth Money Market Margins based on the London Interbank Offered Rate pursuant to Section 2.03.

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, the Borrower or any Subsidiary shall be

79580.000005 EMF_US 47579863v~~1~~3

deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

“Lien Exception Amount” means $7,500,000,000 plus an amount equal to the incremental increase in the allocated amount of REDLG Obligations from the Amendment Effective Date; provided that the Lien Exception Amount shall at no time exceed $10,000,000,000.

“Loan” means a Base Rate Loan or a Euro-Dollar Loan or a Money Market Loan in each case, made by any Bank pursuant to the terms of the 2014 Facility, or the ~~2015~~2016 Facility, as applicable and “Loans” means Base Rate Loans or Euro-Dollar Loans or Money Market Loans or any combination of the foregoing under the 2014 Facility or the ~~2015~~2016 Facility, as applicable.

“London Interbank Offered Rate” has the meaning set forth in Section 2.07(b).

“Maturity Date” means (i) with respect to any Revolving Loan, the Commitment Termination Date and (ii) with respect to any Money Market Loan, the last day of the Interest Period applicable thereto.

“Member” means any Person which is a member or a patron of the Borrower.

“Members’ Subordinated Certificate” means a note of the Borrower or its Consolidated Entities substantially in the form of the membership subordinated subscription certificates and the loan and guarantee subordinated certificates outstanding on the date of the execution and delivery of this Agreement and any other Indebtedness of the Borrower or its Consolidated Entities having substantially similar provisions as to subordination as those contained in said outstanding membership subordinated subscription certificates and loan and guarantee subordinated certificates.

“Money Market Absolute Rate” has the meaning set forth in Section 2.03(d).

“Money Market Absolute Rate Loan” means a loan to be made by a Bank pursuant to an Absolute Rate Auction.

“Money Market Lending Office” means, as to each Bank, its Domestic Lending Office or such other office, branch or affiliate of such Bank as it may hereafter designate as its Money Market Lending Office by notice to the Borrower and the Administrative Agent; provided that any Bank may from time to time by notice to the Borrower and the Administrative Agent designate separate Money Market Lending Offices for its Money Market LIBOR Loans, on the one hand, and its Money Market Absolute Rate Loans, on the other hand, in which case all references herein to the Money Market Lending Office of

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Termination Date, except pursuant to acceleration or at the option of the Borrower.

“Recipient” means, as applicable, (a) the Administrative Agent, (b) any Bank and (c) the Issuing Bank.

“REDLG Program Liens” means Liens on any asset of the Borrower required to be pledged as collateral to support obligations of the Borrower with respect to any government Guarantee provided pursuant to regulations issued under the Rural Electrification Act of 1936, 7 U.S.C. 901 et. seq., and the Food, Conservation and Energy Act of 2008, Pub. L. 110-234 Stat. 923 (“REDLG Obligations”) so long as such Guarantee supports long-term Indebtedness issued by the Borrower and permitted by Section 5.09.
“REDLG Obligations” has the meaning set forth in the definition of REDLG Program Liens.

“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

“Regulation X” means Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time.

“Reportable Event” means an event described in Section 4043(c) of ERISA or regulations promulgated by the Department of Labor thereunder (with respect to which the 30 day notice requirement has not been waived by the PBGC).

“Required Banks” means at any time Banks having at least 51% of the sum of (i) the aggregate amount of the unused Commitments, (ii) the aggregate principal outstanding amount of the Loans and (iii) the Outstanding Amount of all L/C Obligations (with the aggregate amount of each Bank’s participation in L/C Obligations deemed “held” by such Bank for purposes of this definition).

“Responsible Officer” means (i) with respect to the Borrower, the Chief Financial Officer, the Chief Executive Officer, the Treasurer, an Assistant Secretary-Treasurer, the Controller, the Vice President, Capital Markets Funding or, in each case, an authorized signatory of such Person and (ii) with respect to any other Person, the president, any vice-president, the chief financial officer, any assistant-treasurer or, in each case, an authorized signatory of such Person.

“Revolving Credit Period” means the period from and including the Effective Date to but excluding (x) in the case of any 2014 Commitments, the 2014 Commitment Termination Date and (y) in the case of any ~~2015~~2016 Commitments, the ~~2015~~2016 Commitment Termination Date.

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“Revolving Loan” means a loan made by a Bank pursuant to Section 2.01(a).

“RUS” means the Rural Utilities Service of the Department of Agriculture of the United States of America (as successor to the Rural Electrification Administration of the Department of Agriculture of the United States of America) or any other regulatory body which succeeds to its functions.

“RUS Guaranteed Loan” means any loan made by any Person, which loan is guaranteed, in whole or in part, as to principal and interest by the United States of America through the RUS pursuant to a guarantee, which guarantee contains provisions no less favorable to the holder thereof than the provisions set forth in the form of Exhibit B-1 or Exhibit B-2 hereto; and “Guaranteed Portion” of any RUS Guaranteed Loan means that portion of principal of, and interest on, such RUS Guaranteed Loan which is guaranteed by the United States of America through the RUS.

“S&P” means Standard and Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Second 2013 Amendment” means that certain Amendment No. 2 to this Agreement dated as of October 28, 2013, among the Borrower and the Banks party thereto.

“Second 2013 Fee Letter” means that certain Fee Letter dated October 9, 2013 among the Borrower, the Administrative Agent and the Syndication Agent.

“Second Amendment Effective Date” means the “Second Amendment Effective Date” as such term is defined in the Second 2013 Amendment.

“Securities and Exchange Commission” means the Securities and Exchange Commission or any other U.S. federal governmental authority succeeding to any or all of the functions of the Securities and Exchange Commission.

“Special Purpose Subsidiary” has the meaning set forth in Section 5.12.

“Standby Letter of Credit” means any Letter of Credit issued under this Agreement, other than (i) a Trade Letter of Credit, (ii) a Performance Letter of Credit or (iii) a Backup Letter of Credit in support of either a performance letter of credit or a trade letter of credit issued by the Borrower.

“Start-up Investments” has the meaning set forth in Section 5.12.

“Subsidiary” of any Person means (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting

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to the Borrower pursuant to this Section from time to time in amounts such that the sum of (x) the aggregate principal amount of Revolving Loans by such Bank at any one time outstanding plus (y) such Bank’s Pro Rata Share of the Outstanding Amount of all L/C Obligations shall not exceed the amount of its Commitment. Each Borrowing shall be in an aggregate principal amount of $10,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the maximum aggregate amount available in accordance with Section 3.03(d)) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay or, to the extent permitted by Section 2.12, prepay Loans and reborrow at any time during the Revolving Credit Period under this Section. All Loans will be made by all Banks (pro rata between the 2014 Banks and ~~2015~~2016 Banks) in accordance with their Pro Rata Share until the 2014 Commitment Termination Date; thereafter, all Loans will be made by the ~~2015~~2016 Banks in accordance with their Pro Rata Share until the ~~2015~~2016 Revolving Commitment Termination Date.

(b) Letters of Credit. Subject to the terms and conditions set forth herein, (i) each Issuing Bank agrees, in reliance upon the agreements of the other Banks set forth in Section 2.20, (A) from time to time on any Domestic Business Day during the period from the Effective Date until the Letter of Credit Expiration Date, to make L/C Credit Extensions either (i) for the account of the Borrower, its Consolidated Entities, its Members or members of its Consolidated Entities or (ii) in support of a letter of credit issued by the Borrower as a back-up confirmation or backup credit support of such letter of credit ("Back-Up Letter of Credit"), and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.20(a)(i) and (ii), and (B) to honor drawings under the Letters of Credit issued by it; and (C) the Banks severally agree to participate in Letters of Credit issued for the account of the Borrower, its Consolidated Entities, its Members or members of its Consolidated Entities and any L/C Borrowings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (1) the sum of (x) the aggregate principal amount of Revolving Loans of any Bank, plus (y) such Bank’s Pro Rata Share of the Outstanding Amount of all L/C Obligations shall not exceed such Bank’s Commitment and (2) the Outstanding Amount of all L/C Obligations shall not exceed the Letter of Credit Sublimit. Each request by the Borrower for the issuance of, or an amendment to increase the amount of, any Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the condition set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.

(c) Letters of Credit Generally. (i) No Issuing Bank shall issue any Letter of Credit if the expiry date of such requested Letter of Credit would

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Section 2.05. Notes. (a) Any Bank Party may request that the Loans and/or L/C Borrowings of such Bank be evidenced by a single Note payable to the order of such Bank Party for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank Party’s Loans and/or L/C Borrowings.

(b) Each Bank Party that has requested that its Loans and/or L/C Borrowings be evidenced by a Note may, by notice to the Borrower and the Administrative Agent, request that its Loans and/or L/C Borrowings of a particular Type be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans and/or L/C Borrowings. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans and/or L/C Borrowings of the relevant Type. Each reference in this Agreement to the “Note” of such Bank Party shall be deemed to refer to and include any or all of such Notes, as the context may require.

(c) Upon receipt of each Bank Party’s Note pursuant to Section 3.01(b), the Administrative Agent shall forward such Note to such Bank Party. Each Bank Party shall record the date, amount, type and maturity of each Loan and/or L/C Borrowings made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if such Bank Party so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan and/or L/C Borrowings then outstanding; provided that the failure of any Bank Party to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank Party is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

(d) Any note evidencing a Loan (as such term is defined in the Existing Credit Agreement) prior to the Amendment Effective Date may be exchanged upon the request of the relevant Bank made through the Administrative Agent and surrender of such note to the Company through the Administrative Agent, for a Note evidencing the 2014 Loans and the ~~2015~~2016 Loans into which such Bank’s Loans were converted or redesignated on the Second Amendment Effective Date.

Section 2.06. Maturity of Loans. Each Loan hereunder shall mature, and the principal amount thereof shall be due and payable on the Maturity Date with respect to such Loan.

Section 2.07. Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate plus the applicable Base Rate Margin for such day. Such interest shall be

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(iii) if the Loans comprising such Group are to be converted to Euro-Dollar Loans, the duration of the next succeeding Interest Period applicable thereto; and

(iv) if such Loans are to be continued as Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.
Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

(c) Promptly after receiving a Notice of Interest Rate Election from the Borrower pursuant to Section 2.08(a), the Administrative Agent shall notify each Bank of the contents thereof and such notice shall not thereafter be revocable by the Borrower.

(d) The Borrower shall not be entitled to elect to convert any Committed Loans to, or continue any Committed Loans for an additional Interest Period as, Euro-Dollar Loans if (i) the aggregate principal amount of any Group of Euro-Dollar Loans created or continued as a result of such election would be less than $10,000,000 or (ii) a Default shall have occurred and be continuing when the Borrower delivers notice of such election to the Administrative Agent.

(e) If any Committed Loan is converted to a different Type of Loan, the Borrower shall pay, on the date of such conversion, the interest accrued to such date on the principal amount being converted.
Section 2.09. Fees. (a) Facility Fee. Subject to Section 2.19(a)(i), the Borrower shall pay to the Administrative Agent for the account of each Bank facility fees accruing at the Facility Fee Rate under the 2014 Facility or the ~~2015~~2016 Facility, as applicable to such Bank, on the daily average amount of such Bank’s Commitment (whether used or unused), for the period from and including the Effective Date to but excluding the date such Bank’s Commitment is terminated; provided that, if such Bank continues to have any Committed Loans outstanding after its Commitment terminates, then such facility fee shall continue to accrue on the daily outstanding principal amount of such Bank’s Committed Loans from and including the date on which its Commitment terminates to but excluding the date on which such Bank ceases to have any Committed Loans outstanding. Accrued facility fees shall be payable on each January 1, April 1, July 1, and October 1 and on the date the Commitment of such Bank is terminated (and, if later, on the date the Loans of such Bank shall be repaid in their entirety); provided that any facility fees accruing after the first anniversary of the Commitment Termination Date shall be payable on demand.

(b) Agents’ Fees. The Borrower shall pay to the Administrative Agent and the Syndication Agent, each for its own account, one or more fees in such

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such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. In addition, the Borrower shall, with respect to all Letters of Credit issued at its request, pay directly to each Issuing Bank for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such Issuing Bank relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

(e) Amendment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each ~~2015~~2016 Bank on the Second Amendment Effective Date the upfront fees required to be paid on such date, as set forth in the Second 2013 Fee Letter.

Section 2.10. Optional Termination or Reduction of Commitments. During the Revolving Credit Period, the Borrower may, upon at least three Domestic Business Days’ notice to the Administrative Agent (which notice the Administrative Agent will promptly deliver to the Banks), (i) terminate both Classes of Commitments at any time, if no Loans are outstanding at such time or (ii) ratably reduce from time to time by an aggregate amount of $10,000,000 or any larger multiple of $1,000,000, the aggregate amount of any Class of Commitments in excess of the aggregate outstanding principal amount of the Loans; provided that the Borrower shall not reduce the Commitments of any Class under this paragraph unless it shall simultaneously and ratably reduce the corresponding Commitments of each other Class.

Section 2.11. Mandatory Termination of Commitments. The Commitments shall terminate on the Commitment Termination Date.

Section 2.12. Optional Prepayments. (a) Subject in the case of Euro- Dollar Loans to Section 2.14, the Borrower may (i) on any Domestic Business Day, upon notice to the Administrative Agent, prepay any Group of Base Rate Loans (or any Money Market Borrowing bearing interest at the Base Rate pursuant to Section 8.01(a)) or (ii) upon at least three Euro-Dollar Business Days’ notice to the Administrative Agent, prepay any Group of Euro-Dollar Loans, in each case in whole at any time, or from time to time in part in amounts aggregating $10,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment; provided that prior to the Maturity Date with respect to 2014 Loans, all optional prepayments of Loans made pursuant to this paragraph shall be applied to the 2014 Loans and ~~2015~~2016 Loans on a pro rata basis.. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group of Loans (or such Money Market Borrowing).

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to which it has been indemnified pursuant to this Section 2.16 (including additional amounts paid pursuant to this Section 2.16), it shall pay the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made, under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including any Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid such indemnified party pursuant to the previous sentence (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.16(g), in no event will any indemnified party be required to pay any amount to any indemnifying party pursuant to this Section 2.16(g) if such payment would place such indemnified party in a less favorable position (on a net after-Tax basis) than such indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This Section 2.16(g) shall not be construed to require indemnified party to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the indemnifying party or any other Person.

(h) Survival. Each party’s obligations under this Section 2.16 shall survive any assignment of rights by, or the replacement of, a Bank Party, the termination of the Commitments and the repayment, satisfaction or discharge of all other obligations under this Agreement or the Notes.

Section 2.17. Increase of Commitments. (a) Upon at least five days’ prior notice to the Administrative Agent (which notice the Administrative Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, subject to the terms and conditions set forth below, to increase the aggregate amount of the Commitments in multiples of $5,000,000; provided that (i) such increase may be effected by increasing either the 2014 Commitments or the ~~2015~~2016 Commitments or both, (ii) the amount of such increase when added to the aggregate amount of all such prior increases in the Commitments hereunder (including by way of creating new Commitments), on or after the Effective Date, does not exceed the sum of $375,000,000 and the amount of any Commitments terminated by the Borrower pursuant to Section 2.19(c) and (iii) the total aggregate amount of Commitments hereunder does not, at any time, exceed $1,500,000,000.

(b) Any such increase in the Commitments (the “Incremental Commitments”) hereunder shall apply, at the option of the Borrower, (x) to the Commitment of one or more Banks; provided that (i) the Administrative Agent, each Issuing Bank and each Bank the Commitment of which is to be increased shall consent to such increase, (ii) the amount set forth on the Commitment Schedule opposite the name of each Bank the Commitment of which is being so

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issuance date and (2) the Letter of Credit Expiration Date (or such later date as may be agreed by the Banks in accordance with Section 2.01(c)(i)); (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as such Issuing Bank may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the respective Issuing Bank (w) the Letter of Credit to be amended; (x) the proposed date of amendment thereof (which shall be a Domestic Business Day); (y) the nature of the proposed amendment; and (z) such other matters as such Issuing Bank may require. Additionally, the Borrower shall furnish to the Issuing Bank and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the Issuing Bank or the Administrative Agent may reasonably require; provided that furnishing such documents shall not adversely affect the timing of such Letter of Credit issuance or amendment.

(ii) Promptly after receipt of any Letter of Credit Application, the Issuing Bank will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, such Issuing Bank will provide the Administrative Agent with a copy thereof. Unless such Issuing Bank has received written notice from any Bank, the Administrative Agent or the Borrower, at least one (1) Domestic Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article 3 shall not then be satisfied, then, subject to the terms and conditions hereof, such Issuing Bank shall, on the requested date, make an L/C Credit Extension for the account of the Borrower, its Consolidated Entities, its Members or any member of its Consolidated Entities, or enter into the applicable amendment, as the case may be, in each case in accordance with such Issuing Bank’s usual and customary business practices. Immediately upon the making of each L/C Credit Extension, each Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from such Issuing Bank a risk participation in such L/C Credit Extension in an amount equal to the product of such Bank’s Pro Rata Share times the amount of such L/C Credit Extension (calculated after the Maturity Date with respect to the 2014 Commitments, only by reference to the ~~2015~~2016 Facility).

(iii) If the Borrower so requests in any applicable Letter of Credit Application, (i) upon the expiration of the initial term of each Letter of Credit, such Letter of Credit shall terminate or (ii) upon the expiration of the initial and each successive term of each Letter of Credit, such Letter of Credit shall then be automatically extended for

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additional Issuing Bank, as applicable. The Administrative Agent shall notify the Banks of any such replacement or addition, as applicable, of an Issuing Bank. Where an Issuing Bank is replaced, at the time such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for account of the replaced Issuing Bank. Furthermore, from and after the effective date of such replacement, the successor Issuing Bank, shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter. References herein to the term “Issuing Bank” shall be deemed to refer to any successor or additional Issuing Bank, as applicable, or to any previous Issuing Bank, or to any successor or additional Issuing Banks, as applicable, and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

(m) Reallocation of Risk Participations On the 2014 Commitment Termination Date, all risk participations with respect to Letters of Credit issued on or prior to the 2014 Commitment Termination Date, and all obligations to make Loans or reimburse the relevant Issuing Bank for any amount drawn under such Letters of Credit, shall be reallocated to the ~~2015~~2016 Banks in accordance with their Pro Rata Share of the ~~2015~~2016 Facility; provided that (i) no such reallocation shall occur if any Default or Event of Default shall have occurred and be continuing (and each 2014 Bank shall continue to be entitled to its Pro Rata Share of the Letter of Credit Fees) and (ii) such reallocation shall only be effected to the extent that it would not result in the ~~2015~~2016 Credit Exposure of any ~~2015~~2016 Bank exceeding such Bank’s ~~2015~~2016 Commitments (and any portion of the risk participation or other obligation not reallocated as a result of this clause (ii) shall terminate on the 2014 Commitment Termination Date).

Section 2.21. 2014 Conversions. Notwithstanding anything to the contrary in this Agreement, subject to the consent of the Administrative Agent and the Issuing Bank, such consent not to be unreasonably withheld, conditioned or delayed and pursuant to an offer (a “2014 Conversion Offer”) made by the Borrower after the Amendment Effective Date to any 2014 Bank, the Borrower is hereby permitted to consummate from time to time transactions with individual 2014 Banks that accept such 2014 Conversion Offer to convert all (but not less than all) of such accepting 2014 Bank’s 2014 Commitment and 2014 Credit Exposure to an equal principal amount of a ~~2015~~2016 Commitment and ~~2015~~2016 Credit Exposure (a “2014 Conversion”). Upon the effectiveness of any such 2014 Conversion, (i) such accepting 2014 Bank shall become a ~~2015~~2016 Bank, (ii) such accepting 2014 Bank’s 2014 Commitments shall become ~~2015~~2016 Commitments in an aggregate principal amount equal to such accepting 2014 Bank’s 2014 Commitments and (iii) such accepting 2014 Bank’s 2014 Credit Exposure shall become a ~~2015~~2016 Credit Exposure in an aggregate principal amount equal to such accepting 2014 Bank’s 2014 Credit

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(a) the fact that the Effective Date shall have occurred on or prior to March 22, 2011;

(b) receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.02 or 2.03, as the case may be;

(c) the fact that the Borrower is in compliance with Section 7.11 of the 1994 Indenture, as such Indenture is in effect as of the date hereof;

(d) the fact that the sum of (i) the aggregate outstanding principal amount of the Loans and (ii) the Outstanding Amount of L/C Obligations will not exceed the aggregate amount of the Commitments (as such Commitments may be increased pursuant to Section 2.17;

(e) the fact that no Default shall have occurred and be continuing;

(f) the fact that the representations and warranties of the Borrower (in the case of a Borrowing or L/C Credit Extension, other than the representations set forth in Section 4.02(c), Section 4.03 and Section 4.14) contained in this Agreement shall be true in all material respects (other than any such representations or warranties that, by their terms, refer to a specific date other than the date of Borrowing or L/C Credit Extension, in which case such representations and warranties shall be true in all material respects as of such specific date); provided that, in the case of the representation set forth in Section 4.06 being made after the Second Amendment Effective Date, such representation shall be true except to the extent not reasonably expected to have a material adverse effect on the business, financial position or results of operations of the Borrower; and

(g) the fact that (i) there shall be no collateral securing Bonds issued pursuant to any Indenture of a type other than the types of collateral permitted to secure Bonds issued pursuant to such Indenture as of the date hereof, (ii) the allowable amount of eligible collateral then pledged under any Indenture shall not exceed 150% of the aggregate principal amount of Bonds then outstanding under such Indenture and (iii) no collateral shall secure Bonds other than (A) eligible collateral under such Indenture, the allowable amount of which is included within the computation under subsection (ii) above or (B) collateral previously so pledged which ceases to be such eligible collateral not as a result of any acts or omissions to act of the Borrower (other than the declaration of an “event of default” as defined in a mortgage which results in the exercise of any right or remedy described in such mortgage).

Each Borrowing or L/C Credit Extension hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing or L/C Credit Extension as to the facts specified in clauses (c), (d), (e), (f) and (g) of this Section 3.03.

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Section 9.13. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 9.14. USA Patriot Act. Each Bank hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Bank to identify the Borrower in accordance with the Act.

Section 9.15. ICC Transactions. Notwithstanding anything to the contrary set forth in this Agreement (without limiting the terms of the penultimate sentence of this Section 9.15), including the 2013 Amendment and the Second 2013 Amendment, or in any of the Notes or other instruments or documents that have been or are in the future executed or delivered pursuant to, or that otherwise relate to, this Agreement, including the 2013 Amendment and the Second 2013 Amendment, or to any Committed Borrowings or Loans hereunder (all of the foregoing, collectively with this Agreement, the “Credit Documentation”), (a) to the extent necessary under the Credit Documentation, the Banks hereby consent to, and waive any Default, Event of Default or other breach, violation, default or noncompliance with the provisions of the Credit Documentation that might otherwise be caused by or be attributable to, the “ICC Transactions” as such term is defined in Schedule 9.15 hereto, and (b) the ICC Transactions, the “ICC Assets,” the “ICC Related Companies” (as such terms are respectively defined in Schedule 9.15 hereto), and the assets, liabilities and operations of the ICC Related Companies (including without limitation any circumstances, events, occurrences, actions or omissions relating to, of or by any of the ICC Related Companies), are hereby excluded from, and shall not be taken into account in applying, interpreting or determining compliance with, the provisions of the Credit Documentation (including without limitation, the definitions, representations, warranties, covenants, agreements, conditions and events of default set forth in the Credit Documentation) and may be excluded from any certifications, notices, reports or statements delivered or to be delivered pursuant to the Credit Documentation. Without limiting the generality of the foregoing, the defined terms “ERISA Group,” “Joint Venture,” “Member” and “Subsidiary,” among others, as used in the Credit Documentation shall not include the ICC Related Companies. Notwithstanding the preceding provisions of this Section 9.15, any new investments in the ICC Related Companies by purchase of equity and/or debt securities, funding (through capital contributions and/or newly originated loans) of working capital or capital expenditure needs of the ICC Related Companies, payment by RTFC (as such term is defined in Schedule 9.15 hereto) or the Borrower of claims of other creditors of the ICC Related Companies, and/or provision of any new guarantees, letters of credit and/or other new credit support or credit enhancement of the debt or other

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AGENT SCHEDULE

Institution	Title

JPMorgan Chase Bank, N.A.	Administrative Agent

The Royal Bank of Scotland PLC	Syndication Agent

The Bank of Nova Scotia	Co-Documentation Agent

The Bank of Tokyo-Mitsubishi UFJ, Ltd.	Co-Documentation Agent

Keybank National Association	Co-Documentation Agent

Mizuho ~~Corporate~~ Bank, Ltd.	Co-Documentation Agent

Agent Schedule
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COMMITMENT SCHEDULE
2014 Banks	2014 Commitment

Deutsche Bank AG New York Branch	$75,000,000.00
Bank of America, N.A.	$60,000,000.00
Bank of Taiwan, Los Angeles Branch	$20,000,000.00
Chang Hwa Commercial Bank, Ltd., New York Branch	$10,000,000.00
Taiwan Business Bank	$10,000,000.00
Mega International Commercial Bank, Silicon Valley Branch	$10,000,000.00
Mega International Commercial Bank New York Branch	$10,000,000.00
First Commercial Bank, Los Angeles Branch	$10,000,000.00
Land Bank of Taiwan, New York Branch	$10,000,000.00
Hua Nan Commercial Bank, Ltd., Los Angeles Branch	$4,000,000.00
Total	$219,000,000

~~2015~~2016 Banks	~~2015~~2016 Commitment

JPMorgan Chase Bank, N.A.	$121,000,000.00
The Royal Bank of Scotland PLC	$121,000,000.00
The Bank of Nova Scotia	$119,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$100,000,000.00
Mizuho ~~Corporate~~ Bank, Ltd.	$100,000,000.00
KeyBank National Association	$100,000,000.00
PNC Bank, National Association	$90,000,000.00
SunTrust Bank	$90,000,000.00
U.S. Bank N.A	$75,000,000.00
Royal Bank of Canada	$50,000,000.00
Bank of Communications Co., Ltd., New York Branch	$20,000,000.00
The Korea Development Bank, New York Branch	$10,000,000.00
Apple Bank for Savings	$10,000,000.00
Total	$1,006,000,000.00

Commitment Schedule
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The “Euro-Dollar Margin”, “Base Rate Margin” and the “Facility Fee Rate” for the Borrower at any date are the respective percentages set forth below in the applicable row and column based upon the Status of the Borrower that exists on such date.

Status	Level I	Level II	Level III	Level IV	Level V	Level VI
Euro-Dollar Margin for 2014 Facility	0.8750%		1.1000%	1.3250%	1.5250%	1.7250%
Euro-Dollar Margin for ~~2015~~2016 Facility	0.6900%	0.8000%	0.9000%	1.0000%	1.1000%
Base Rate Margin for 2014 Facility	0%		0.1000%	0.3250%	0.5250%	0.7250%
Base Rate Margin for ~~2015~~2016 Facility	0%	0%	0%	0%	0.1000%
Facility Fee Rate for 2014 Facility	0.1250%		0.1500%	0.1750%	0.2250%	0.2750%
Facility Fee Rate for ~~2015~~2016 Facility	0.0600%	0.0750%	0.1000%	0.1250%	0.1500%

For purposes of this Pricing Schedule, the following terms have the following meanings, subject to the concluding paragraph of this Pricing Schedule:

“Level I Status” exists at any date if, at such date, the Borrower’s senior unsecured long-term debt is rated AA- or higher by S&P or Aa3 or higher by Moody’s.

“Level II Status” exists at any date if, at such date, (i) the Borrower’s senior unsecured long-term debt is rated A+ or higher by S&P or A1 or higher by Moody’s, and (ii) Level I Status does not exist.

“Level III Status” exists at any date if, at such date, (i) the Borrower’s senior unsecured long-term debt is rated A or higher by S&P or A2 or higher by Moody’s, and (ii) Level II Status does not exist.

“Level IV Status” exists at any date if, at such date, (i) the Borrower’s senior unsecured long-term debt is rated A- or higher by S&P or A3or higher by Moody’s, and (ii) Level III does not exist.

Pricing Schedule
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EXHIBIT A
FORM OF NOTE
New York, New York	[DATE]

For value received, National Rural Utilities Cooperative Finance Corporation, a not-for-profit cooperative association incorporated under the laws of the District of Columbia (the “Borrower”), promises to pay to the order of [•] (the “Bank”), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan and L/C Borrowing made by the Bank to the Borrower pursuant to the Revolving Credit Agreement referred to below on the Maturity Date with respect to such Loan or L/C Borrowing. The Borrower promises to pay interest on the unpaid principal amount of each such Loan and L/C Borrowing on the dates and at the rate or rates provided for in the Revolving Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of JPMorgan Chase Bank, N.A., 1111 Fannin St., 10th Floor, Houston, TX 77002, Attn: Leslie Hill.

All Loans and L/C Borrowings made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Revolving Credit Agreement.

This note is one of the Notes referred to in Revolving Credit Agreement, dated as of March 21, 2011, among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent, The Royal Bank of Scotland PLC, as Syndication Agent, and The Bank of Nova Scotia, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Keybank National Association and Mizuho ~~Corporate~~ Bank, Ltd. as Co-Documentation Agents (as the same may be amended from time to time, the “Revolving Credit Agreement”). Terms defined in the Revolving Credit Agreement are used herein with the same meanings. Reference is made to the Revolving Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.
NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

By:
Name:

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EXHIBIT C
FORM OF MONEY MARKET QUOTE REQUEST
[Date]
To:	JPMorgan Chase Bank, N.A. (the “Administrative Agent”)

From:	National Rural Utilities Cooperative Finance Corporation (the ”Borrower”)

Re:
Revolving Credit Agreement, dated as of March 21, 2011, among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, The Royal Bank of Scotland PLC, as Syndication Agent, and The Bank of Nova Scotia, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Keybank National Association and Mizuho ~~Corporate~~ Bank, Ltd., as Co- Documentation Agents (the “Revolving Credit Agreement”)

We hereby give notice pursuant to Section 2.03 of the Revolving Credit Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s):
Date of Borrowing: _____________________

Principal Amount1	Interest Period2
$

Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

Terms used herein have the meanings assigned to them in the Revolving Credit Agreement.

1 Amount must be $10,000,000 or a larger multiple of $1,000,000.

2 Any number of whole months (but not less than one month) (LIBOR Auction) or not less than 30 days (Absolute Rate Auction), subject to the provisions of the definition of Interest Period.

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EXHIBIT D
FORM OF INVITATION FOR MONEY MARKET QUOTES
[Date]
To:	[Name of Bank]

Re:	Invitation for Money Market Quotes to the National Rural Utilities Cooperative Finance Corporation (the “Borrower”)

Pursuant to Section 2.03 of the Revolving Credit Agreement, dated as of March 21, 2011, among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, The Royal Bank of Scotland PLC, as Syndication Agent, and The Bank of Nova Scotia, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Keybank National Association and Mizuho ~~Corporate~~ Bank, Ltd., as Co-Documentation Agents (the “Revolving Credit Agreement”):
Date of Borrowing: _____________________

Principal Amount	Interest Period
$

Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]
Please respond to this invitation by no later than 9:30 A.M. (New York City time) on [date].

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title: Authorized Officer

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Principal		Money Market	[Absolute
Amount**	Interest Period***	[Margin****]	Rate*****]
$
$

[provided, that the aggregate principal amount of Money Market Loans for which the above offers may be accepted shall not exceed $___________.]**

We understand and agree that the offer[s] set forth above [is][are] subject to the satisfaction of the applicable conditions set forth in the Revolving Credit Agreement, dated as of March 21, 2011, among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, The Royal Bank of Scotland PLC, as Syndication Agent, and The Bank of Nova Scotia, The Bank of Tokyo- Mitsubishi UFJ, Ltd., Keybank National Association and Mizuho ~~Corporate~~ Bank, Ltd., as Co-Documentation Agents.

Very truly yours,

[NAME OF BANK]

By:
Name:
Title: Authorized Officer
Dated:______________
** Principal amount bid for each Interest Period may not exceed principal amount requested. Specify aggregate limitation if the sum of the individual offers exceeds the amount the Bank is willing to lend. Bids must be made for $1,000,000 or a larger multiple thereof.

*** Any number of whole months (but not less than one month) or not less than 30 days, as specified in the related Invitation. No more than five bids are permitted for each Interest Period.

**** Margin over or under the London Interbank Offered Rate determined for the applicable Interest Period. Specify percentage (rounded to the nearest 1/10,000 of 1%) and specify whether “PLUS” or “MINUS”.

***** Specify rate of interest per annum (rounded to the nearest 1/10,000th of 1%).

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EXHIBIT G
ASSIGNMENT AND ASSUMPTION AGREEMENT

AGREEMENT dated as of ________________, 20__ among [ASSIGNOR] (the “Assignor”), [ASSIGNEE] (the “Assignee”), NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION (the “Borrower”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Agent”).
WITNESSETH
WHEREAS, this Assignment and Assumption Agreement (the “Agreement”) relates to the Revolving Credit Agreement, dated as of March 21, 2011 (the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank (the “Agent”), and The Royal Bank of Scotland PLC, as Syndication Agent, and The Bank of Nova Scotia, The Bank of Tokyo- Mitsubishi UFJ, Ltd., Keybank National Association and Mizuho ~~Corporate~~ Bank, Ltd., as Co-Documentation Agents.

WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans and/or make or participate in L/C Obligations to the Borrower in an aggregate principal amount at any time outstanding not to exceed $_____________;

WHEREAS, Committed Loans and L/C Obligations made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $________________________are outstanding at the date hereof; and

WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $__________ (the “Assigned Amount”), together with a corresponding portion of its outstanding Committed Loans and/or L/C Obligations, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the

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EXHIBIT H-1
[FORM OF]

U.S. TAX CERTIFICATE

(For Non-U.S. Bank Parties That Are Not Partnerships For U.S. Federal
Income Tax Purposes)

Reference is hereby made to the Revolving Credit Agreement dated as of March 21, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, The Royal Bank of Scotland PLC, as Syndication Agent, and The Bank of Nova Scotia, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Keybank National Association and Mizuho ~~Corporate~~ Bank, Ltd., as Co- Documentation Agents.

Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

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EXHIBIT H-2
[FORM OF]

U.S. TAX CERTIFICATE
(For Non-U.S. Bank Parties That Are Partnerships For U.S. Federal
Income Tax Purposes)
Reference is hereby made to the Revolving Credit Agreement dated as of March 21, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, The Royal Bank of Scotland PLC, as Syndication Agent, and The Bank of Nova Scotia, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Keybank National Association and Mizuho ~~Corporate~~ Bank, Ltd., as Co- Documentation Agents.

Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement, neither the undersigned nor any of its partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

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H-2-1

EXHIBIT H-3
[FORM OF]

U.S. TAX CERTIFICATE
(For Non-U.S. Participants That Are Not Partnerships For U.S. Federal
Income Tax Purposes)

Reference is hereby made to the Revolving Credit Agreement dated as of March 21, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, The Royal Bank of Scotland PLC, as Syndication Agent, and The Bank of Nova Scotia, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Keybank National Association and Mizuho ~~Corporate~~ Bank, Ltd., as Co- Documentation Agents.

Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished its participating Bank with a certificate of its non-U.S. person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Bank in writing and (2) the undersigned shall have at all times furnished such Bank with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

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EXHIBIT H-4
[FORM OF]

U.S. TAX CERTIFICATE
(For Non-U.S. Participants That Are Partnerships For U.S. Federal Income
Tax Purposes)

Reference is hereby made to the Revolving Credit Agreement dated as of March 21, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, The Royal Bank of Scotland PLC, as Syndication Agent, and The Bank of Nova Scotia, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Keybank National Association and Mizuho ~~Corporate~~ Bank, Ltd., as Co- Documentation Agents.

Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.

The undersigned has furnished its participating Bank with IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Bank and (2) the undersigned shall have at all times furnished such Bank with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

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